EXECUTION VERSION

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 14, 2016 by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (“Royalty Opportunities”).

WHEREAS, the Borrower, ROS and Royalty Opportunitiesare party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                   Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions “Convertible Notes” and “Convertible Notes Documents” with the following definitions thereof:

“Convertible Notes” means (i) the $65,000,000 of 6% Convertible Senior Notes due 2021 of Holdings, issued on the Restatement Date pursuant to the Convertible Notes Indenture, and (ii) the $2,238,166.45 of 6% Convertible Senior Notes due 2021 of Holdings to be issued on April 14, 2016.

“Convertible Notes Documents” means (i) the Convertible Notes, (ii) the Convertible Notes Indenture, (iii) the Registration Rights Agreement, dated as of the Restatement Date, by and between Holdings and Wilmington Trust, National Association, as trustee, and (iv) the Registration Rights Agreement, dated as of April 14, 2016, by and among Holdings, ROS and Royalty Opportunities.

3.                   Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the parties hereto of duly executed and delivered counterpart signatures of the other parties hereto.

4.                   Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

5.                   Representations and Warranties. The Borrower represents and warrants to each Lender as follows:

(a)                 After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)                 After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

6.                   No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7.                   Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)                 WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

8.                   Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC., as the Borrower

By: __/s/ John P. Gandolfo______________
Name: John P. Gandolfo
Title: Chief Financial Officer

ROS Acquisition Offshore LP, as the Administrative Agent, and as a Lender
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By: __/s/ Samuel D. Isaly______________
Name: Samuel D. Isaly

Title: Managing Member

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as a Lender

By OrbiMed ROF II LLC

its General Partner

By OrbiMed Advisors LLC,

its Managing Member

By: __/s/ Samuel D. Isaly_____________

Name: Samuel D. Isaly

Title: Managing Member

Signature Page to Amendment to A&R Credit Agreement